UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2019

DELMAR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 720-999 West Broadway

Vancouver, British Columbia

Canada V5Z 1K5

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 629-5989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DMPI	The Nasdaq Capital Market

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (“Form 8-K/A”) amends the Current Report on Form 8-K filed by DelMar Pharmaceuticals, Inc. (the “Company”), with the Securities and Exchange Commission (“SEC”) on August 14, 2019 (the “Original Filing”). This Form 8-K/A is being filed solely for the purposes of (i) filing with the SEC copies of the Underwriting Agreement, the Leak-Out Agreement, the Warrant Agency Agreement, the Underwriter Warrants, the common warrants and the pre-funded warrants (as such terms are defined and/or used in the Original Filing) and (ii) filing with the SEC, under Item 8.01 of Form 8-K, a press release issued by the Company on August 14, 2019. This Form 8-K/A does not change any of the other information contained in the Original Filing except as specifically set forth herein. This Form 8-K/A continues to speak as of the date of the Original Filing and we have not updated or amended any disclosures, except as specifically set forth herein, contained in the Original Filing to reflect events that have occurred since the date of the Original Filing.

Item 8.01. Other Events.

On August 14, 2019, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 14, 2019, by and among DelMar Pharmaceuticals, Inc., Maxim Group LLC and Dawson James Securities, Inc.

4.1	Form of Common Stock Purchase Warrant

4.2	Form of Pre-Funded Common Stock Purchase Warrant

4.3	Form of Underwriter Warrant

4.4	Warrant Agency Agreement, dated as of August 14, 2019, by and between DelMar Pharmaceuticals, Inc. and Mountain Share Transfer, LLC

10.1	Form of Leak-Out Agreement, dated as of August 14, 2019

99.1	Press Release of DelMar Pharmaceuticals, Inc., dated August 14, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Date: August 15, 2019	By:	/s/ Scott Praill
Scott Praill
Chief Financial Officer

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